UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1490 N.E. Pine Island Road, Suite 5D Cape Coral, Florida	33909
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Legacy Education Alliance, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) and issued and sold to TLC Management & Consulting LLC (the “Investor”), a Convertible Promissory Note (the “Note”) in the principal amount of $110,000 (the “Loan”), less an original issue discount of $10,000. Also pursuant to the Purchase Agreement, in connection with the issuance of the Note, the Company issued a common stock purchase warrant (the “Warrant”) to the Investor, pursuant to which the Investor has the right to purchase Company common stock at 100% coverage as provided in the Warrant.

The maturity date of the Note is 12 months from the issue date with an option to extend for up to 6 months in the sole discretion of the Company, and is the date upon which the principal sum as well as interest and other fees, shall be due and payable. The Note bears interest commencing on May 17, 2022 at a fixed rate of 6% per annum.

The Company intends to use the net proceeds from the sale of the Note for business development, including for acquisitions, general corporate and working capital.

The then outstanding and unpaid principal and interest shall be converted into fully paid and non-assessable shares of Company common stock on the 10th trading day after the effective date of a registration statement registering the shares (the “Mandatory Conversion Date”). The per share conversion price into which principal and interest under the Note shall be convertible into shall be a 20% discount to the VWAP (as defined in the Note) for the ten trading day period ending on the latest complete trading day prior to the Mandatory Conversion Date (the “Conversion Price”). The Conversion Price is subject to adjustment pursuant to customary terms described in the Note.

The Company may prepay the Note; provided that it shall pay an amount in cash equal to the sum of 110% multiplied by the principal then outstanding plus interest.

The Note contains customary events of default for a transaction such as the Loan which entitle the Investor, among other things, to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Note. Any principal and interest on the Note which is not paid when due shall bear interest at the rate of the lesser of (i) 12% per annum; and (ii) the maximum amount permitted by law from the due date thereof until the same is paid.

Pursuant to the Purchase Agreement, the Company granted to the Investor registration rights whereby the Company shall register for resale all of the common stock underlying the Note and Warrant, as set forth on Exhibit C to the Purchase Agreement.

The Warrant has an exercise price of 125% of the offering price per share of Company common stock (or unit, if units are offered in the Uplist Offering (as defined in Exhibit C of the Purchase Agreement)) at which the Uplist Offering is made, subject to adjustment as provided in the Warrant. The exercise period of the Warrant commences on the consummation of the Uplist Offering and ending on the five-year anniversary thereof.

The exercise of the Warrant is subject to a beneficial ownership limitation of 4.99% of the number of shares of common stock outstanding immediately after giving effect to such exercise.

The foregoing is a brief description of the purchase of the Note, and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Note and the Warrant, copies of which are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K relating to the issuance of the Note and the Warrant is incorporated by reference herein. The Note and Warrant were, and, unless subsequently registered, the shares underlying the Note and Warrant will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as no general solicitation was used in the offer and sale of such securities.

Item 7.01	Regulation FD Disclosure.

On May 26, 2022, the Company issued a press release announcing, among other things, is progress on its planned partnership with Cris Carter.

The foregoing summary of the press release does not purport to be complete and is qualified in its entirety by reference to the full text of the press release. The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The contents of this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in this Item 7.01 (including Exhibit 99.1).

Also furnished under this Item 7.01 are the following:

●	a video transcript with Cris Carter, furnished as Exhibit 99.2 to this Current Report on Form 8-K;
●	information regarding Alicia Hanf and the Company’s proposed military education business overview, furnished as Exhibit 99.3 to this Current Report on Form 8-K; and
●	an updated presentation outlining the Corporation’s business plan.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Convertible Promissory Note
10.3	Form of Common Stock Purchase Warrant
99.1	Press release
99.2	Video Transcript with Cris Carter
99.3	Overview of Alicia Hanf and the Company’s Military Education Business
99.4	Company Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.

Date: May 26, 2022	By:	/s/ Barry Kostiner
	Name:	Barry Kostiner
	Title:	Interim Chief Executive Officer